                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)        January 25, 1999
                                                 ------------------------------

                                PLC SYSTEMS INC.
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               (Exact name of Registrant as specified in charter)

                                British Columbia
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                 (State or other jurisdiction of incorporation)


         1-11388                                          04-3153858
--------------------------                    ---------------------------------
 (Commission File Number)                     (IRS Employee Identification No.)



10 Forge Park, Franklin, Massachusetts                                 02038
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code        (508) 541-8800
                                                  -----------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)



                      THIS DOCUMENT CONSISTS OF 5 PAGES.

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Item 5.  OTHER EVENTS.

         BLUE CROSS/BLUE SHIELD PASSES FAVORABLE TECHNOLOGY REVIEW FOR TMR.
         PLC Systems Inc. (the "Company") announced today that Blue Cross and Blue Shield Association Technology Evaluation Center completed a favorable assessment of transmyocardial revascularization ("TMR"). Although the Blue Cross and Blue Shield finding does not guarantee reimbursement by third-party payers, it is a significant step that could eventually lead to reimbursement of TMR procedures by third-party payers. Please refer to the Company's press release dated January 25, 1999, which is filed as Exhibit 20.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.  EXHIBITS.

         Exhibit Number                              Description
         --------------      -----------------------------------------------------------
            20.1             Press Release dated January 25, 1999.












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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PLC SYSTEMS INC.
                                           ------------------------------------
                                                       (Registrant)


Date: January 25, 1999                 By: /s/ JENNIFER MILLER
                                           ------------------------------------
                                           Jennifer Miller
                                           General Counsel









                                 EXHIBIT INDEX


Exhibit Number                    Description                       Page Number
--------------     ---------------------------------------------    -----------
    20.1           Press Release dated January 25, 1999.                  4






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